EXHIBIT 10.4

TRANSITION AGREEMENT AND RELEASE

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This Transition Agreement and Release ("Agreement") is made as of the 10th day of November, 2015, by and between MELA Sciences, Inc. (hereinafter "COMPANY") and Robert W. Cook (hereinafter "EMPLOYEE").
WHEREAS, EMPLOYEE has been employed by the COMPANY in the position of Chief Financial Officer pursuant to an Employment Agreement dated April 4, 2014 (the "Employment Agreement");
WHEREAS, EMPLOYEE also has served the COMPANY in the roles of Treasurer and Corporate Secretary;
WHEREAS, effective November 9, 2015, EMPLOYEE resigned from the positions of Chief Financial Officer, Treasurer and Corporate Secretary;
WHEREAS, EMPLOYEE will remain employed by the COMPANY in the position of Senior Financial Advisor and will provide transition services to the COMPANY in that capacity until January 15, 2016;
WHEREAS, EMPLOYEE's employment with the COMPANY shall end as of January 15, 2016 (the "Separation Date");
WHEREAS, EMPLOYEE and the COMPANY wish to agree on matters relating to EMPLOYEE's continued employment with the COMPANY through the Separation Date, and on matters relating to the end of EMPLOYEE's employment with the COMPANY, on the terms set forth herein; and
NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and fully intending to be legally bound hereby, EMPLOYEE and the COMPANY agree as follows:
Section 1:                          Payments and Benefits to EMPLOYEE
  (a)            Severance Payments
In consideration for the execution of this Agreement and the Agreement referenced in Section 3(a) below, the COMPANY shall pay EMPLOYEE an amount equal to his current Base Salary from the Separation Date through October 6, 2016, less applicable tax deductions and withholdings ("Severance Pay").  The Severance Pay shall be paid in equal installments in accordance with the COMPANY's prevailing payroll practices, beginning on the first regular payroll date following the Effective Date of the Agreement referenced in Section 3(a) below.

  (b)            Transition Payment
In consideration for the execution of this Agreement, the COMPANY shall provide to EMPLOYEE a one-time lump sum transition payment in the amount of Twenty Thousand Eight Hundred Thirty-Three Dollars and Thirty-Three Cents ($20,833.33), equal to one month of EMPLOYEE's current base salary, less applicable tax deductions and withholdings.  This one-time lump sum payment shall be made on the first regular monthly payroll date in 2016.
  (c)            Consideration and Value
The parties acknowledge that the payments set forth above in Section 1(a) and (b) represent amounts and terms in addition to anything of value to which EMPLOYEE is otherwise entitled and represents good, valuable, and sufficient consideration for the mutual promises and duties set forth in this Agreement.
Section 2:                          Complete Release by EMPLOYEE
  (a)            In General
For and in consideration of the payments and promises contemplated by Section 1 of this Agreement and for other good and valuable consideration as more fully described herein, the receipt and adequacy of which is hereby acknowledged, EMPLOYEE hereby irrevocably and unconditionally releases, waives, and forever discharges all the Claims described in Section 2(b) that EMPLOYEE may now have against the Released Parties listed in Section 2(d) up to the date of this Agreement.  However, EMPLOYEE does not release the right to enforce this Agreement or any rights EMPLOYEE may have for the continuation of health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), nor does EMPLOYEE release claims under federal, state or local laws providing workers' compensation benefits or accrued benefits under an employee benefit plan of the COMPANY.  EMPLOYEE acknowledges that EMPLOYEE will not be entitled to receive the monies payable under Section 1(a) and (b) unless EMPLOYEE signs and does not revoke this Agreement.
  (b)            Claims Released
Subject only to the exceptions noted in Section 2(a) above, EMPLOYEE hereby releases all known and unknown claims, promises, causes of action, or similar rights of any type that EMPLOYEE may have ("Claims") with respect to any Released Party listed in Section 2(d).  These include, but are not limited to, any and all Claims that in any way relate to:  (i) EMPLOYEE'S employment with COMPANY, or EMPLOYEE's separation from that employment, such as Claims for compensation, bonuses, commissions, incentive payments, lost wages, or unused accrued vacation or sick pay; (ii) any Claims or rights EMPLOYEE may have to severance or similar benefits; and/or (iii) any Claims to attorneys' fees, costs, or other indemnities.  EMPLOYEE understands that the Claims EMPLOYEE is releasing might arise under many different laws, including but not limited to the following:

            Antidiscrimination statutes, such as Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866 (42 U.S.C. 1981), and Executive Order 11246, which prohibit discrimination based on race, color, national origin, religion, or sex; the Americans with Disabilities Act and Sections 503 and 504 of the Rehabilitation Act of 1973, which prohibit discrimination against individuals with disabilities; the Age Discrimination in Employment Act (ADEA), 29 U.S.C. § 621 et seq., which prohibits discrimination based on age; the Genetic Information Non-Discrimination Act, which prohibits discrimination based on genetic information; the National Labor Relations Act; the Equal Pay Act; the Pennsylvania Human Relations Act; the Pennsylvania Equal Pay Law; and any and all other federal, state or local laws, rules, regulations, constitutions, ordinances or public policies, whether known or unknown, prohibiting employment discrimination.

            Employment statutes, such as the Worker Adjustment Retraining and Notification (WARN) Act; the Employee Retirement Income Security Act of 1974 (ERISA) which, among other things, protects employee benefits; the Fair Labor Standards Act of 1938, which regulates wage and hour matters; the National Labor Relations Act, which protects forms of concerted activity; the Family and Medical Leave Act of 1993, which requires employers to provide leaves of absence under certain circumstances; the Pennsylvania Wage Payment and Collection Law; the Pennsylvania Minimum Wage Act of 1968, as amended; and any and all other federal, state or local laws, rules, regulations, constitutions, ordinances or public policies, whether known or unknown relating to employment laws, such as veterans' reemployment rights laws.

Other laws, such as federal, state, or local laws restricting an employer's right to terminate employees, or otherwise regulating employment; any federal, state, or local law enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith; any other federal, state, or local laws providing recourse for alleged wrongful discharge, physical or personal injury, emotional distress, assault, battery, false imprisonment, fraud, negligent misrepresentation, defamation, and similar or related claims.
The laws referred to in this subsection include statutes, regulations, other administrative guidance, and common law doctrines.
  (c)            Unknown Claims
EMPLOYEE understands that EMPLOYEE is releasing Claims that EMPLOYEE may not know about, and that is EMPLOYEE's intent.  EMPLOYEE expressly waives all rights EMPLOYEE might have under any law that is intended to prevent unknown claims from being released.  EMPLOYEE understands the significance of doing so.
  (d)            Released Parties
The "Released Parties" or "Releasees" are the COMPANY, all related companies, partnerships, or joint ventures, parents and subsidiaries, and affiliates, and with respect to each of them, all of the COMPANY's or such related entities' predecessors and successors, and, with respect to each such entity, all of its past and present employees, officers, directors, stockholders, owners, representatives, assigns, attorneys, agents, insurers, employee benefit plans or programs (and the trustees, administrators, fiduciaries, and insurers of such plans or programs), and any other persons acting by, through, under, or in concert with any of the persons or entities listed in this subsection.
Section 3:                          EMPLOYEE's Promises and Representations
  (a)            Additional Release
For and in consideration of the payments contemplated by Section 1(a) of this Agreement and for other good and valuable consideration as more fully described herein, the receipt and adequacy of which is hereby acknowledged, EMPLOYEE hereby agrees to sign and not revoke a Severance Agreement and Release, in the form attached hereto as Exhibit "A," following the Separation Date.  EMPLOYEE acknowledges that if EMPLOYEE does not sign and not revoke such a Severance Agreement and Release following the Separation Date, EMPLOYEE shall not be entitled to receive the payments contemplated by Section 1(a) of this Agreement.
  (b)             Pursuit of Released Claims and Forfeiture in the Event of Breach
EMPLOYEE represents that EMPLOYEE will not in the future file any lawsuit or civil complaint against any of the Released Parties based on the claims released in this Agreement.  EMPLOYEE agrees that in the event EMPLOYEE files any civil complaint or commences any litigation of any kind that is covered by the Release in this Agreement, EMPLOYEE shall pay all of the attorneys' fees, expenses and costs incurred by Releasees in responding to such action including, but not limited to, any consequential damages that Releasees, or any of them, may suffer or incur.  The COMPANY shall also have the right of set-off against any obligation to EMPLOYEE under this Agreement including, but not limited to, the obligations set forth under Section 1(a) above.  As required by regulations issued by the Equal Employment Opportunity Commission, the provisions of this Section 3(b) do not apply with respect to a claim under the ADEA.  This Section is subject to the exceptions described in Section 3(c) below.
  (c)            Exceptions Related to Employee's Promises and Representations.
(i)            None of EMPLOYEE's obligations or restrictions in this Agreement apply to EMPLOYEE's communications with any governmental agency or commission, communications with EMPLOYEE's attorney, or EMPLOYEE's ability to file any claims with any governmental agency or commission including, but not limited to, the Equal Employment Opportunity Commission.  Nothing in this Agreement is intended to or shall be interpreted to:  (i) restrict or otherwise interfere with EMPLOYEE's obligation to testify truthfully in any forum; or (ii) restrict or otherwise interfere with EMPLOYEE's right and/or obligation to contact, cooperate with, file a claim with, or provide information to any government agency or commission.  Notwithstanding the foregoing, EMPLOYEE's release of Claims does prevent EMPLOYEE, to the maximum extent permitted by law, from obtaining in connection with any agency, commission or court proceeding, any monetary or other personal relief including, but not limited to, personal injunctive relief, for any of the Claims EMPLOYEE has released.

(ii)            Nothing set forth in this Agreement is intended to prohibit EMPLOYEE from reporting possible violations of federal, state or local law, ordinance or regulation to any governmental agency or entity, including, but not limited to, the Department of Justice, the U.S. Securities and Exchange Commission, the Congress and any agency Inspector General, or otherwise taking action or making disclosures that are protected under the whistleblower provisions of any federal, state or local law, ordinance or regulation, including, but not limited to, Rule 21F‑17 promulgated under the Securities Exchange Act of 1934, as amended.  EMPLOYEE is entitled to make reports and disclosures or otherwise take action under this Section 3(c)(ii) without the prior authorization from or subsequent notification to the COMPANY and may do so with the express understanding that the COMPANY shall not engage in or tolerate retaliation of any kind.  EMPLOYEE is entitled to make reports and disclosures or otherwise take action under this Section 3(c)(ii) without fear of retaliation of any kind by the COMPANY.
  (d)            Ownership of Claims
EMPLOYEE affirms that EMPLOYEE has not assigned or transferred any Claim against the COMPANY or any Released Party, nor has EMPLOYEE purported to do so.
  (e)            Nonadmission of Liability
EMPLOYEE agrees that the payments made and other consideration received pursuant to this Agreement are not to be construed as an admission of legal liability by COMPANY and that no person or entity shall utilize this Agreement or the consideration received pursuant to this Agreement as evidence of any admission of liability since COMPANY expressly denies liability.  EMPLOYEE agrees not to assert that this Agreement is an admission of guilt or wrongdoing and acknowledges that the Released Parties do not believe or admit that any of them has done anything wrong.
  (f)            Confidentiality
EMPLOYEE agrees not to divulge or reveal at any time for any reason to any third party any of the facts, details, allegations or circumstances surrounding this Agreement including, but not limited to, the amount of any consideration paid or payable hereunder, with the exception that EMPLOYEE may disclose the terms of or the existence of this Agreement to EMPLOYEE's spouse, attorney, financial advisor, or accountant, provided that the recipient of such information agrees to abide by the terms of confidentiality, non-disclosure, and non-disparagement in this Agreement or as is necessary to comply with the law or governmental regulations.  This Section is subject to the exceptions described in Section 3(c) above.
  (g)            Non-Disclosure of Confidential Information
EMPLOYEE acknowledges that during the course of employment with the COMPANY, EMPLOYEE had access to and received proprietary and confidential information relating to the COMPANY and its clients or its affiliates including, but not limited to, information relating to the operations, finances and business plans of the COMPANY, and that EMPLOYEE will continue to have access to such information during the Transition Period.

EMPLOYEE covenants that EMPLOYEE will continue to maintain the confidentiality of that information.
Section 4:                          Consideration for Release
EMPLOYEE acknowledges that EMPLOYEE has voluntarily signed this Agreement in exchange for the benefits that will be received because EMPLOYEE signed this Agreement, and that the benefits EMPLOYEE is receiving by signing this Agreement are in addition to anything of value to which EMPLOYEE is otherwise entitled.  EMPLOYEE acknowledges that EMPLOYEE is signing this Agreement freely and voluntarily and that no one pressured EMPLOYEE into signing this Agreement.  EMPLOYEE acknowledges that, before signing this Agreement:  (a) EMPLOYEE carefully read this Agreement; (b) EMPLOYEE fully understood it; (c) it is written in a manner that is understandable to EMPLOYEE; and (d) EMPLOYEE is entering into it voluntarily.
Section 5:                          Miscellaneous
  (a)            Modification of Employment Agreement
By this Agreement, EMPLOYEE and the COMPANY agree to modify the Employment Agreement by deleting Section 5(e) of the Employment Agreement in its entirety.
  (b)            Cash Bonus Relating to Fiscal Year 2015
EMPLOYEE acknowledges and agrees that EMPLOYEE shall not be eligible for a Cash Bonus (as set forth in Section 3(c) of the Employment Agreement) relating to fiscal year 2015.
  (c)            Entire Agreement
This Agreement, the Employment Agreement (as modified by Section 5(a) above), EMPLOYEE's Nondisclosure, Proprietary Information and Developments Agreement with the COMPANY, and EMPLOYEE's Indemnification Agreement with the COMPANY are the entire agreement between EMPLOYEE and the COMPANY.  This Agreement may not be modified or canceled in any manner except by a writing signed by both EMPLOYEE and an authorized COMPANY official.  EMPLOYEE acknowledges that the COMPANY has made no promises, assurances, or representations of any kind to EMPLOYEE other than those explicitly contained in this Agreement.  If any provision in this Agreement is found to be unenforceable, all other provisions will remain fully enforceable.
  (d)            Successors
This Agreement binds EMPLOYEE's heirs, administrators, representatives, executors, successors, and assigns, and will inure to the benefit of all Released Parties and their respective heirs, administrators, representatives, executors, successors, and assigns.

  (e)            Consideration Period
EMPLOYEE acknowledges that the COMPANY has advised EMPLOYEE to consult with an attorney prior to executing this Agreement.  EMPLOYEE also acknowledges that EMPLOYEE has been given a period of twenty-one (21) days within which to consider the Agreement.  For a period of seven (7) days following the execution of this Agreement, EMPLOYEE may revoke the Agreement.  For the revocation to be effective, EMPLOYEE must send a certified letter to Michael R. Stewart, MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, PA 19044.  The letter must be post‑marked within seven (7) days of EMPLOYEE's execution of this Agreement.  If the seventh day is a Sunday or federal holiday, then the letter must be post-marked on the following business day.  This Agreement shall not become effective or enforceable until both parties have signed the Agreement and the revocation period has expired, and the last date of the revocation period shall be the Effective Date of this Agreement (the "Effective Date").
  (f)            Severability
Should any clause of this Agreement be found to be in violation of law, or ineffective or barred for any reason whatsoever, the remainder of the Agreement shall be in full force and effect; provided, however, that if any release, waiver or agreement set forth in this Agreement is declared to be invalid, illegal or unenforceable in whole in or in part, COMPANY shall have the right to elect to consider its obligations under this Agreement to be nullified and in such case, any payments or benefits that had been or were to be afforded under this Agreement shall be returned to COMPANY with interest, provided further, however, that this right shall be inapplicable in any matter regarding the ADEA.
  (g)            Interpretation and Governing Law
This Agreement shall be construed as a whole according to its fair meaning.  It shall not be construed strictly for or against EMPLOYEE, the COMPANY, or any Released Party.  This Agreement shall be governed by the statutes and common law of the Commonwealth of Pennsylvania excluding its choice of law statutes and common law.
  (h)            Knowing and Voluntary
EMPLOYEE affirms that EMPLOYEE has carefully read the foregoing Agreement, that EMPLOYEE fully understands the meaning and intent of this document, that EMPLOYEE has signed this Agreement voluntarily and knowingly, and that EMPLOYEE intends to be bound by the promises contained in this Agreement for the aforesaid consideration.  EMPLOYEE acknowledges that EMPLOYEE is signing this Agreement freely and voluntarily and that no one pressured EMPLOYEE into signing this Agreement.
TAKE THIS TRANSITION AGREEMENT AND RELEASE HOME, READ IT, AND CAREFULLY CONSIDER ALL OF ITS PROVISIONS BEFORE SIGNING IT:  IT INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS.

IN WITNESS WHEREOF and intending to be legally bound, EMPLOYEE and the COMPANY have executed this Agreement on the dates indicated below:

	/s/ Robert W. Cook	November 10, 2015
	Robert W. Cook	Date

FOR MELA SCIENCES, INC.

	/s/ Michael R. Stewart	November 10, 2015
By:	Michael R. Stewart	Date
Title:	Title: Chief Executive Officer

EXHIBIT A
SEVERANCE AGREEMENT AND RELEASE

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This Severance Agreement and Release ("Agreement") is made this ____ day of _____________, 2016, by and between MELA Sciences, Inc. (hereinafter "COMPANY") and  Robert W. Cook (hereinafter "EMPLOYEE").
WHEREAS, on ______________, 2015, EMPLOYEE executed a Transition Agreement and Release (the "Transition Agreement"), pursuant to which EMPLOYEE agreed to execute this Agreement following the conclusion of EMPLOYEE's employment with the COMPANY;
WHEREAS, EMPLOYEE's employment with COMPANY ended as of January 15, 2016 (the "Separation Date");
WHEREAS, EMPLOYEE and COMPANY wish to agree on matters relating to the end of EMPLOYEE's employment with COMPANY on the terms set forth herein; and
NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and fully intending to be legally bound hereby, EMPLOYEE and COMPANY agree as follows:
Section 1:                          Payments and Benefits to EMPLOYEE
(a)	Severance Payments
In consideration for the execution of this Agreement, the COMPANY shall pay EMPLOYEE an amount equal to his current Base Salary from the Separation Date through October 6, 2016, less applicable tax deductions and withholdings ("Severance Pay").  The Severance Pay shall be paid in equal installments in accordance with the COMPANY's prevailing payroll practices, beginning on the first regular payroll date following the Effective Date of this Agreement, as defined in Section 5(c) below.
(b)	COBRA Premium Payments
In consideration for the execution of this Agreement, the COMPANY shall pay the same portion of the monthly premium for EMPLOYEE's continued participation in the Company's group health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act ("COBRA") through November 6, 2016, as if EMPLOYEE was still employed by the COMPANY, provided that:  (i) EMPLOYEE is eligible for and timely elects to receive COBRA coverage; and (ii) EMPLOYEE pays the remaining portion of the premium on a timely basis.  Thereafter, EMPLOYEE's continued participation in the COMPANY's group health coverage pursuant to COBRA shall be at EMPLOYEE's sole expense.

(c)	Other Earned Compensation
The parties agree that EMPLOYEE shall be reimbursed for all bona-fide business-related expenses incurred by EMPLOYEE prior to the date of EMPLOYEE's termination of employment with COMPANY, and for which EMPLOYEE has submitted appropriate and necessary receipts (or other documentation as may be required by COMPANY) on or before the date EMPLOYEE signs this Agreement, in accordance with the prevailing practices and policies of COMPANY, less any and all amounts owed to COMPANY for personal expenses.  The parties also agree that EMPLOYEE shall be paid for his accrued but unused vacation hours as of December 31, 2015, if any, less applicable tax deductions and withholdings.
EMPLOYEE acknowledges that, other than the foregoing payments described in this Section, EMPLOYEE has received payment in full of all of the compensation, wages, benefits and/or payments of any kind otherwise due EMPLOYEE from the COMPANY, including, but not limited to, compensation, bonuses, commissions, lost wages, expense reimbursements, payments to benefit plans or unused accrued vacation, personal, or severance pay.
(d)	Consideration and Value
The parties acknowledge that the payments and benefits set forth above in Section 1(a) and (b) represent amounts and terms in addition to anything of value to which EMPLOYEE is otherwise entitled and represents good, valuable, and sufficient consideration for the mutual promises and duties set forth in this Agreement.
Section 2:                          Complete Release by EMPLOYEE
(a)	In General
For and in consideration of the payments and promises contemplated by Section 1 of this Agreement and for other good and valuable consideration as more fully described herein, the receipt and adequacy of which is hereby acknowledged, EMPLOYEE hereby irrevocably and unconditionally releases, waives, and forever discharges all the Claims described in Section 2(b) that EMPLOYEE may now have against the Released Parties listed in Section 2(d) up to the date of this Agreement.  However, EMPLOYEE does not release the right to enforce this Agreement or any rights EMPLOYEE may have for the continuation of health insurance coverage under COBRA, nor does EMPLOYEE release claims under federal, state or local laws providing workers' compensation benefits or accrued benefits under an employee benefit plan of COMPANY.  EMPLOYEE acknowledges that EMPLOYEE will not be entitled to receive the monies and benefits payable under Section 1(a) and (b) unless EMPLOYEE signs and does not revoke this Agreement.
(b)	Claims Released
Subject only to the exceptions noted in Section 2(a) above, EMPLOYEE hereby releases all known and unknown claims, promises, causes of action, or similar rights of any type that EMPLOYEE may have ("Claims") with respect to any Released Party listed in

Section 2(d).  These include, but are not limited to, any and all Claims that in any way relate to:  (i) EMPLOYEE'S employment with COMPANY, or EMPLOYEE's separation from that employment, such as Claims for compensation, bonuses, commissions, incentive payments, lost wages, or unused accrued vacation or sick pay; (ii) any Claims or rights EMPLOYEE may have to severance or similar benefits; and/or (iii) any Claims to attorneys' fees, costs, or other indemnities.  EMPLOYEE understands that the Claims EMPLOYEE is releasing might arise under many different laws, including but not limited to the following:
Antidiscrimination statutes, such as Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866 (42 U.S.C. 1981), and Executive Order 11246, which prohibit discrimination based on race, color, national origin, religion, or sex; the Americans with Disabilities Act and Sections 503 and 504 of the Rehabilitation Act of 1973, which prohibit discrimination against individuals with disabilities; the Age Discrimination in Employment Act (ADEA), 29 U.S.C. § 621 et seq., which prohibits discrimination based on age; the Genetic Information Non-Discrimination Act, which prohibits discrimination based on genetic information; the National Labor Relations Act; the Equal Pay Act; the Pennsylvania Human Relations Act; the Pennsylvania Equal Pay Law; and any and all other federal, state or local laws, rules, regulations, constitutions, ordinances or public policies, whether known or unknown, prohibiting employment discrimination.
Employment statutes, such as the Worker Adjustment Retraining and Notification (WARN) Act; the Employee Retirement Income Security Act of 1974 (ERISA) which, among other things, protects employee benefits; the Fair Labor Standards Act of 1938, which regulates wage and hour matters; the National Labor Relations Act, which protects forms of concerted activity; the Family and Medical Leave Act of 1993, which requires employers to provide leaves of absence under certain circumstances; the Pennsylvania Wage Payment and Collection Law; the Pennsylvania Minimum Wage Act of 1968, as amended; and any and all other federal, state or local laws, rules, regulations, constitutions, ordinances or public policies, whether known or unknown relating to employment laws, such as veterans' reemployment rights laws.

Other laws, such as federal, state, or local laws restricting an employer's right to terminate employees, or otherwise regulating employment; any federal, state, or local law enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith; any other federal, state, or local laws providing recourse for alleged wrongful discharge, physical or personal injury, emotional distress, assault, battery, false imprisonment, fraud, negligent misrepresentation, defamation, and similar or related claims.

The laws referred to in this subsection include statutes, regulations, other administrative guidance, and common law doctrines.
(c)	Unknown Claims
EMPLOYEE understands that EMPLOYEE is releasing Claims that EMPLOYEE may not know about, and that is EMPLOYEE's intent.  EMPLOYEE expressly waives all rights EMPLOYEE might have under any law that is intended to prevent unknown claims from being released.  EMPLOYEE understands the significance of doing so.

(d)	Released Parties
The "Released Parties" or "Releasees" are the COMPANY, all related companies, partnerships, or joint ventures, parents and subsidiaries, and affiliates, and with respect to each of them, all of the COMPANY's or such related entities' predecessors and successors, and, with respect to each such entity, all of its past and present employees, officers, directors, stockholders, owners, representatives, assigns, attorneys, agents, insurers, employee benefit plans or programs (and the trustees, administrators, fiduciaries, and insurers of such plans or programs), and any other persons acting by, through, under, or in concert with any of the persons or entities listed in this subsection.
Section 3:                          EMPLOYEE's Promises and Representations
(a)	Pursuit of Released Claims and Forfeiture in the Event of Breach
EMPLOYEE represents that EMPLOYEE will not in the future file any lawsuit or civil complaint against any of the Released Parties based on the claims released in this Agreement.  EMPLOYEE further represents that EMPLOYEE has not filed any lawsuit or civil complaint against any of the Released Parties based on the claims released in the Transition Agreement.  EMPLOYEE agrees that in the event EMPLOYEE files any civil complaint or commences any litigation of any kind that is covered by the Release in this Agreement, EMPLOYEE shall pay all of the attorneys' fees, expenses and costs incurred by Releasees in responding to such action including, but not limited to, any consequential damages that Releasees, or any of them, may suffer or incur.  The COMPANY shall also have the right of set-off against any obligation to EMPLOYEE under this Agreement including, but not limited to, the obligations set forth under Section 1(a) and (b) above.  As required by regulations issued by the Equal Employment Opportunity Commission, the provisions of this Section 3(a) do not apply with respect to a claim under the ADEA.  This Section is subject to the exceptions described in Section 3(b) below.
(b)	Exceptions Related to Employee's Promises and Representations.
(i)            None of EMPLOYEE's obligations or restrictions in this Agreement apply to EMPLOYEE's communications with any governmental agency or commission, communications with EMPLOYEE's attorney, or EMPLOYEE's ability to file any claims with any governmental agency or commission including, but not limited to, the Equal Employment Opportunity Commission.  Nothing in this Agreement is intended to or shall be interpreted to:  (i) restrict or otherwise interfere with EMPLOYEE's obligation to testify truthfully in any forum; or (ii) restrict or otherwise interfere with EMPLOYEE's right and/or obligation to contact, cooperate with, file a claim with, or provide information to any government agency or commission.  Notwithstanding the foregoing, EMPLOYEE's release of Claims does prevent EMPLOYEE, to the maximum extent permitted by law, from obtaining in connection with any agency, commission or court proceeding, any monetary or other personal relief including, but not limited to, personal injunctive relief, for any of the Claims EMPLOYEE has released.

(ii)            Nothing set forth in this Agreement is intended to prohibit EMPLOYEE from reporting possible violations of federal, state or local law, ordinance or regulation to any governmental agency or entity, including, but not limited to, the Department of Justice, the U.S. Securities and Exchange Commission, the Congress and any agency Inspector General, or otherwise taking action or making disclosures that are protected under the whistleblower provisions of any federal, state or local law, ordinance or regulation, including, but not limited to, Rule 21F‑17 promulgated under the Securities Exchange Act of 1934, as amended.  EMPLOYEE is entitled to make reports and disclosures or otherwise take action under this Section 3(b)(ii) without the prior authorization from or subsequent notification to the COMPANY and may do so with the express understanding that the COMPANY shall not engage in or tolerate retaliation of any kind.  EMPLOYEE is entitled to make reports and disclosures or otherwise take action under this Section 3(b)(ii) without fear of retaliation of any kind by the COMPANY.
(c)	Ownership of Claims
EMPLOYEE affirms that EMPLOYEE has not assigned or transferred any Claims against COMPANY or any Released Party, nor has EMPLOYEE purported to do so.
(d)	Nonadmission of Liability
EMPLOYEE agrees that the payments made and other consideration received pursuant to this Agreement are not to be construed as an admission of legal liability by COMPANY and that no person or entity shall utilize this Agreement or the consideration received pursuant to this Agreement as evidence of any admission of liability since COMPANY expressly denies liability.  EMPLOYEE agrees not to assert that this Agreement is an admission of guilt or wrongdoing and acknowledges that the Released Parties do not believe or admit that any of them has done anything wrong.
(e)	Confidentiality
EMPLOYEE agrees not to divulge or reveal at any time for any reason to any third party any of the facts, details, allegations or circumstances surrounding this Agreement including, but not limited to, the amount of any consideration paid or payable hereunder, with the exception that EMPLOYEE may disclose the terms of or the existence of this Agreement to EMPLOYEE's spouse, attorney, financial advisor, or accountant, provided that the recipient of such information agrees to abide by the terms of confidentiality, non-disclosure, and non-disparagement in this Agreement or as is necessary to comply with the law or governmental regulations.  This Section is subject to the exceptions described in Section 3(b) above.
(f)	Return of Company Property
EMPLOYEE affirms that EMPLOYEE has returned to COMPANY, on or before the date EMPLOYEE signs this Agreement, all originals and copies of all files, memoranda, documents, records, credit cards, keys, electronically stored copies of the foregoing, and any and all other property of COMPANY, its clients or its affiliates in EMPLOYEE's possession or control, including but not limited to COMPANY's office equipment, such as computers and related equipment, pagers, blackberries, telephones, etc.  EMPLOYEE further agrees that EMPLOYEE will promptly notify COMPANY if EMPLOYEE discovers any files, memoranda, documents, records, credit cards, keys, electronically stored copies of the foregoing, and any and all other property of COMPANY and/or its clients in the future.  Any such materials shall immediately be provided to COMPANY.
(g)	Cooperation and Transition of Duties
EMPLOYEE agrees to fully cooperate in the transition of EMPLOYEE's duties and responsibilities as directed by COMPANY including, but not limited to, being available to meet or speak with the Chief Executive Officer and/or Board of Directors of COMPANY for a reasonable amount of time concerning the status of various projects and the locations of any files or other documents.  EMPLOYEE also agrees to fully cooperate with the COMPANY and its affiliates or subsidiaries in any internal investigation or administrative, regulatory or judicial proceeding as reasonably requested by the COMPANY (including, without limitation, EMPLOYEE's being available to the COMPANY upon reasonable notice for interviews and factual investigations, appearing at the COMPANY's request to give testimony without requiring service of a subpoena or other legal process, volunteering to the COMPANY all pertinent information and turning over to the COMPANY all relevant documents which are in or may come into EMPLOYEE's possession).  Nothing about the foregoing shall preclude EMPLOYEE from testifying truthfully in any forum or from providing truthful information to any government agency or commission.  The COMPANY will reimburse EMPLOYEE for all reasonable out-of-pocket expenses incurred by EMPLOYEE as a result of such cooperation.
(h)	Non-Disclosure of Confidential Information
EMPLOYEE acknowledges that during the course of employment with the COMPANY, EMPLOYEE had access to and received proprietary and confidential information relating to the COMPANY and its clients or its affiliates including, but not limited to, information relating to the operations, finances and business plans of the COMPANY.  EMPLOYEE covenants that EMPLOYEE will continue to maintain the confidentiality of that information.  EMPLOYEE further agrees to continue to abide by the confidentiality obligations more fully described in EMPLOYEE's Nondisclosure, Proprietary Information and Developments Agreement with the COMPANY (the "Nondisclosure Agreement").
(i)	Post-Employment Obligations
EMPLOYEE agrees to continue to abide by all of EMPLOYEE's post-employment obligations as more fully described in Section 7 of EMPLOYEE's Employment Agreement with the COMPANY dated April 4, 2014, and these terms of the Employment Agreement survive the termination of EMPLOYEE's employment.
Section 4:                          Consideration for Release
EMPLOYEE acknowledges that EMPLOYEE has voluntarily signed this Agreement in exchange for the benefits that will be received because EMPLOYEE signed this Agreement, and that the benefits EMPLOYEE is receiving by signing this Agreement are in addition to anything of value to which EMPLOYEE is otherwise entitled.  EMPLOYEE acknowledges that EMPLOYEE is signing this Agreement freely and voluntarily and that no one pressured EMPLOYEE into signing this Agreement.  EMPLOYEE acknowledges that, before signing this Agreement:  (a) EMPLOYEE carefully read this Agreement; (b) EMPLOYEE fully understood it; (c) it is written in a manner that is understandable to EMPLOYEE; and (d) EMPLOYEE is entering into it voluntarily.
Section 5:                          Miscellaneous
(a)	Entire Agreement
This Agreement, the Nondisclosure Agreement and EMPLOYEE's Indemnification Agreement with the COMPANY are the entire agreement between EMPLOYEE and the COMPANY.  This Agreement may not be modified or canceled in any manner except by a writing signed by both EMPLOYEE and an authorized COMPANY official.  EMPLOYEE acknowledges that the COMPANY has made no promises, assurances, or representations of any kind to EMPLOYEE other than those explicitly contained in this Agreement.  If any provision in this Agreement is found to be unenforceable, all other provisions will remain fully enforceable.
(b)	Successors
This Agreement binds EMPLOYEE's heirs, administrators, representatives, executors, successors, and assigns, and will inure to the benefit of all Released Parties and their respective heirs, administrators, representatives, executors, successors, and assigns.
(c)	Consideration Period
EMPLOYEE acknowledges that the COMPANY has advised EMPLOYEE to consult with an attorney prior to executing this Agreement.  EMPLOYEE also acknowledges that EMPLOYEE has been given a period of twenty-one (21) days within which to consider the Agreement.  For a period of seven (7) days following the execution of this Agreement, EMPLOYEE may revoke the Agreement.  For the revocation to be effective, EMPLOYEE must send a certified letter to Michael R. Stewart, MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, PA 19044.  The letter must be post‑marked within seven (7) days of EMPLOYEE's execution of this Agreement.  If the seventh day is a Sunday or federal holiday, then the letter must be post-marked on the following business day.  This Agreement shall not become effective or enforceable until both parties have signed the Agreement and the revocation period has expired, and the last date of the revocation period shall be the Effective Date of this Agreement (the "Effective Date").
(d)	Severability
Should any clause of this Agreement be found to be in violation of law, or ineffective or barred for any reason whatsoever, the remainder of the Agreement shall be in full force and effect; provided, however, that if any release, waiver or agreement set forth in this Agreement is declared to be invalid, illegal or unenforceable in whole in or in part, COMPANY shall have the right to elect to consider its obligations under this Agreement to be nullified and in such case, any payments or benefits that had been or were to be afforded under this Agreement shall be returned to COMPANY with interest, provided further, however, that this right shall be inapplicable in any matter regarding the ADEA.
(e)	Interpretation and Governing Law
This Agreement shall be construed as a whole according to its fair meaning.  It shall not be construed strictly for or against EMPLOYEE, the COMPANY, or any Released Party.  This Agreement shall be governed by the statutes and common law of the Commonwealth of Pennsylvania excluding its choice of law statutes and common law.
(f)	Knowing and Voluntary
EMPLOYEE affirms that EMPLOYEE has carefully read the foregoing Agreement, that EMPLOYEE fully understands the meaning and intent of this document, that EMPLOYEE has signed this Agreement voluntarily and knowingly, and that EMPLOYEE intends to be bound by the promises contained in this Agreement for the aforesaid consideration.  EMPLOYEE acknowledges that EMPLOYEE is signing this Agreement freely and voluntarily and that no one pressured EMPLOYEE into signing this Agreement.

TAKE THIS SEVERANCE AGREEMENT AND RELEASE HOME, READ IT, AND CAREFULLY CONSIDER ALL OF ITS PROVISIONS BEFORE SIGNING IT:  IT INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS.
IN WITNESS WHEREOF and intending to be legally bound, EMPLOYEE and COMPANY have executed this Agreement on the dates indicated below:

	Robert W. Cook	Date

FOR MELA SCIENCES, INC.

By:	Michael R. Stewart	Date
Title:	Title: Chief Executive Officer